--------------------------------------------------------------------------------











                                  ANNUAL REPORT








================================================================================


                               Boyle Marathon Fund

================================================================================





















                                  June 30, 2002







--------------------------------------------------------------------------------

                               Boyle Marathon Fund
                          850 Powell Street, Suite 104
                         San Francisco, California 94108
                           1-888-88-BOYLE (toll free)

                                  Annual Report
                                                                 August 28, 2002

Dear Fellow Shareholders:

Investing in a growth fund during the bear market was unrewarding. But the bear market may be over. We believe that on July 23, 2002, the market hit the bottom and began to move higher. The President, Congress, the Federal Reserve, and the Securities and Exchange Commission have acted to restore investor and consumer confidence. Also, some growth companies are buying back some of their own stock. This usually happens when such companies think that the share price is undervalued.

With the Nasdaq at 1400, there is more opportunity for reward in the stock market than when the Nasdaq was over 5000. Top growth companies are trading at very reasonable prices based on their current and projected earnings. Growth stocks are once again performing better than value stocks. Over the last 40 years, after the market reached bottom, the market gained an average of 44.7% in the next18 months. As you know, the Boyle Marathon Fund outperformed the S&P 500 Index in the last growth market.

In the new growth market, low interest rates will help home builders, home mortgage lenders, auto dealers, and regional banks. Increased Federal Government spending on homeland security and combating terrorism will help defense contractors. Consumers shopping for the best prices will turn retailers, like Wal*Mart and Kohl's. Health Maintenance Organizations and drug companies will benefit from an aging population's need for more medical care. Consumers are continuing to purchase digital cameras and DVD players, which are replacing VCRs, and this will benefit the component suppliers. The Fund has top growth companies in these exciting growth areas.

With more opportunity for reward in the stock market, you should consider adding to your position before the share price gets too high. Suppose the share price goes to $12 and you waited until the price hit $10 before you added to your position. Your gain would be 20% on that investment. Instead, if you added at $6, then your gain would be 100% on that investment. Being a regular investor helps you take advantage of the market lows.

We thank our shareholders for their continued confidence and trust. We believe that investing in a growth fund will be rewarding again and that time began on July 23, 2002.

                                             /s/Michael J. and Joanne E. Boyle
                                             ---------------------------------
                                             Michael J. and Joanne E. Boyle

P.S. Please feel free to call us toll free or visit our web site for daily updates.

                             [GRAPHIC OMITTED]

Performance of Boyle Marathon Fund vs. S&P 500 Index with an initial investment of $10,000

       Date             S&P        Boyle Marathon Fund
       ----             ---        -------------------
      3/31/1998        10000              10000
      6/30/1998        10290              10530
      9/25/1998         9473              10020
     12/31/1998        11152              12380
      3/29/1999        11887              14954
      6/30/1999        12450              14862
      9/30/1999        11633              14130
     12/31/1999        13330              22065
      3/31/2000        13593              25737
      6/30/2000        13203              23234
      9/30/2000        13030              24791
     12/31/2000        11978              16673
      3/31/2001        10526               9593
      6/30/2001        11125               9462
      9/30/2001         9437               7721
     12/31/2001        10417               8210
      3/31/2002        10408               7497
      6/30/2002         8975               6623


Past performance does not guarantee future results. Investment return and principal values will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. The Fund's portfolio differs significantly from the securities in the S&P 500 Index. The S&P 500 Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

--------------------------------------------------------------------------------

                       1 Year Return     Since Inception       Value of $10,000
                       Ending 6/30/02    Ave. Annual Return       Investment
                       --------------    ------------------       ----------
Boyle Marathon Fund       -33.73%             -10.17%               $6,271
S&P 500 Index             -19.16%              -1.09%               $9,535

--------------------------------------------------------------------------------

The Boyle Marathon Fund is a no-load growth fund that seeks to consistently beat the S&P 500 Index without taxing shareholders. As you will see from the annual report to shareholders, the Fund is currently invested in mid size and large capitalization stocks.

--------------------------------------------------------------------------------

Q. When is the right time to plant trees?

A. There are only two right times to plant trees. One was 20 years ago and the other is right now. The answer is the same in investments. If you want to be able to harvest the fruits of your savings, you have to get started now and stick with it when it's easy and when it's hard. Investors have a great opportunity to participate in the return to growth in the economy. Twenty years from now, you'll be happy that you did invest.

Thank you for investing in the Boyle Marathon Fund. Please tell your good friends about the Fund.

================================================================================
 Boyle Marathon Fund
================================================================================

                                                         Schedule of Investments
                                                                   June 30, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value     % Assets
--------------------------------------------------------------------------------

 Technology
         4,000 Cisco Systems, Inc.*                    $ 55,800
         1,000 ESS Technology, Inc. *                    17,540
         1,500 Flir Systems, Inc.*                       62,955
           800 Genesis Microchip, Inc.*                   6,448
         3,000 Intel Corp.                               54,810
           500 Microsoft Corp. *                         27,060
         2,000 OmniVision Technologies *                 28,700
         4,000 RF Micro Devices, Inc.*                   30,480
         1,500 Symantec Corp. *                          49,275
         1,600 Boeing Co.                                72,000
                                                         ------
                                                      $ 405,068       24.14%
 Retail
         3,000 Chico's Fas Corp.*                       108,960
         1,000 Coach, Inc. *                             54,900
           500 Kohl's, Inc. *                            35,040
         1,000 K-Swiss Inc.                              25,980
           500 Rent-A-Center, Inc. *                     29,005
         1,400 Ross Stores, Inc.                         57,050
           800 Sonic Automotive, Inc. *                  20,600
           700 Too, Inc. *                               21,560
         1,000 Wal-Mart Stores, Inc.                     55,010
                                                         ------
                                                      $ 408,105       24.33%

 Health Care
           800 Health Net Inc. *                       $ 21,416
         1,200 Johnson & Johnson                         62,712
         1,600 Mid Atlantic Medical Services *           50,160
           500 Oxford Health Plans, Inc. *               23,230
         1,000 Pfizer, Inc.                              35,000
                                                         ------
                                                      $ 192,518       11.47%
 Financial Services
         1,500 Deluxe Corp.                            $ 58,335
           700 Fannie Mae                                51,625
         2,000 FTI Consulting, Inc. *                    70,020
         2,000 H&R Block, Inc.                           92,300
           500 Moody's  Corp.                            24,875
         4,000 Schwab (Charles) Corp.                    44,800
         1,000 SunGard Data Systems, Inc.*               26,480
         2,200 Washington Mutual, Inc.                   81,642
                                                         ------
                                                      $ 450,077       26.82%
 Other
         1,000 Dana Corp.                                18,530
         1,500 Darden Restaurants, Inc.                  37,050
           800 Hovnanian Enterprises *                   28,704
           600 Meritage Corp. *                          27,390
         1,000 Royal Gold, Inc.                          13,950
         1,000 Toll Brothers, Inc. *                     29,300
           500 Winnebago Industries                      22,000
                                                         ------
                                                      $ 176,924       10.54%

 Total Common Stock                                 $ 1,632,692       97.30%

 Cash and Equivalents
        56,993 Fifth Third U.S. Treasury Money
               Market Fund                               56,993        3.40%
                                                         ------
                  Interest Rate 1.78% with a maturity date of 7/1/2002

            Total Investments (Cost $1,749,934)     $ 1,689,685      100.70%

                       Liabilities in Excess of
                        Other Assets                    (11,813)      (0.70)%
                                                        --------
                                     Net Assets     $ 1,677,872      100.00%
                                                    ===========

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

Statement of Assets and Liabilities
June 30, 2002

Assets:
     Investment Securities at Market Value                    $ 1,689,685
          (Identified Cost - $1,749,934)
     Cash                                                           4,908
     Receivables:
          Dividends and Interest                                      548
     Other Assets                                                   1,302
                                                                    -----
               Total Assets                                   $ 1,696,443
Liabilities
     Payables:
          Shareholder Redemptions                                     131
          Management Fees                                           2,114
          Administration Fees                                       1,409
          Accrued Expenses                                         14,917
                                                                   ------
               Total Liabilities                                 $ 18,571
                                                                 --------
Net Assets                                                    $ 1,677,872
                                                              ===========
Net Assets Consist of:
     Capital Paid In                                            4,344,624
     Accumulated Realized Gain (Loss) on Investments - Net     (2,606,503)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net           (60,249)
                                                                  --------
Net Assets, for 271,958 Shares Outstanding                    $ 1,677,872
                                                              ===========
Net Asset Value and Redemption Price
     Per Share ($1,677,872/271,958 shares)                         $ 6.17

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

 Statement of Operations
         For the Year Ended June 30, 2002

Investment Income:
     Dividends                                                   $ 10,671
     Interest                                                       4,269
                                                                    -----
          Total Investment Income                                $ 14,940
Expenses
     Management Fees (Note 2)                                      32,140
     Administration Fee                                            21,426
     Audit                                                          7,859
     Organizational Costs                                           1,984
     Trustee Fees                                                     274
                                                                      ---
          Total Expenses                                         $ 63,683

Net Investment Income (Loss)                                      (48,743)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                       (1,119,927)
     Unrealized Gain (Loss) from Appreciation (Depreciation)
       on Investments                                             270,354
                                                                  -------
Net Realized and Unrealized Gain (Loss) on Investments         $ (849,573)

Net Increase (Decrease) in Net Assets from Operations            (898,316)


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

Statement of Changes in Net Assets
                                                    7/1/2001          7/1/2000
                                                       to                to
                                                    6/30/2002        6/30/2001
                                                    ---------        ---------
From Operations:
     Net Investment Income (Loss)                  $ (48,743)      $ (109,739)
     Net Realized Gain (Loss) on Investments      (1,119,927)      (1,338,430)
     Net Unrealized Appreciation (Depreciation)      270,354       (2,568,833)
                                                     -------       -----------
     Increase (Decrease) in Net Assets from
       Operations                                 $ (898,316)    $ (4,017,002)
From Distributions to Shareholders
     Net Investment Income                                 0                0
     Net Realized Gain (Loss) from Security
       Transactions                                        0                0
                                                          --               --
     Net  Increase (Decrease) from Distributions         $ 0              $ 0
From Capital Share Transactions:
     Proceeds From Sale of Shares                     60,388        1,580,764
     Net Asset Value of Shares Issued on Reinvestment
       of Dividends                                        0                0
     Cost of Shares Redeemed                        (320,795)        (973,964)
                                                    ---------        ---------
                                                  $ (260,407)       $ 606,800

Net Decrease  in Net Assets                       (1,158,723)      (3,410,202)
Net Assets at Beginning of Period                  2,836,595        6,246,797
                                                   ---------        ---------
Net Assets at End of Period                      $ 1,677,872      $ 2,836,595
                                                 ===========      ===========


Share Transactions:
     Issued                                            8,205           76,203
     Reinvested                                            0                0
     Redeemed                                        (40,818)         (49,365)
                                                     --------         --------
Net increase (decrease) in shares                    (32,613)          26,838
Shares outstanding beginning of period               304,571          277,733
                                                     -------          -------
Shares outstanding end of period                     271,958          304,571
                                                     =======          =======

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

                                            7/1/2001      7/1/2000       7/1/1999      7/1/1998      2/23/1998 (a)
                                               to            to             to            to            to
                                            6/30/2002     6/30/2001     6/30/2000      6/30/1999     6/30/1998
                                            ---------     ---------     ---------      ---------     ---------
Net Asset Value -
     Beginning of Period                      $9.31        $22.49         $14.61        $10.31        $10.00
Net Investment Income                         (0.17)        (0.37)         (0.59)        (0.36)        (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                (2.97)       (12.81)          8.82          4.66          0.36
                                              ------       -------          ----          ----          ----
Total from Investment Operations             ($3.14)      ($13.18)         $8.23         $4.30         $0.31

Distributions (from capital gains)             0.00          0.00          (0.35)         0.00          0.00
                                               ----          ----          ------         ----          ----
     Total Distributions                      $0.00         $0.00         ($0.35)        $0.00         $0.00
Net Asset Value -
     End of Period                            $6.17         $9.31         $22.49        $14.61        $10.31
Total Return                                 (33.73)%      (58.56)%        56.47 %       41.71%         3.10%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)       $1,678        $2,837         $6,247        $2,066          $985

Before reimbursements
   Ratio of Expenses to Average Net Assets     2.99%         2.78%          2.78%         3.36%         6.59% (b)
   Ratio of Net Income to Average Net Assets  (2.29)%       (2.25)%        (2.50)%       (2.97)%       (3.98)(b)

Portfolio Turnover Rate                      158.05%       100.86%         74.67%        59.04%         0.00%



(a) Commencement of operations
(b) Annualized

    The accompanying notes are an integral part of the financial statements.

================================================================================
BOYLE MARATHON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 2002
================================================================================


  1.)Significant Accounting Policies
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund is non-diversified and has the primary investment objective of long-term capital appreciation. Receipt of income is a secondary objective. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.


  2.)Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's average daily net assets. Boyle Management and Research, Inc. receives from the Fund as compensation for its administrative services an annual fee of 1.0% of the Fund's average daily net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operating expenses of the Fund except for brokerage and commission expenses, expenses of the Trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. For the year ended June 30, 2002, the adviser earned management fees of $32,140 and administration fees of $21,426. As of June 30, 2002 the Fund owed $3,523 to Boyle Management and Research, Inc. Certain owners of Boyle Marathon and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Adviser.


  3.)Capital Stock And Distribution
     At June 30, 2002 an indefinite number of shares of capital stock were authorized, and Capital Paid-In amounted to $4,344,624.


  4.)Purchases and Sales of Securities
     During the year ending June 30,  2002,  purchases  and sales of  investment securities other than U.S. Government obligations and short-term investments aggregated $3,058,257 and $3,260,650 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively. The aggregate cost of securities for federal income tax purposes at June 30, 2002 was $1,771,427. The difference between book cost and tax cost consists of wash sales in the amount of $21,493.


  5.)Security Transactions
     At June 30, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

     Appreciation           (Depreciation)      Net Appreciation (Depreciation)
     ------------           --------------      -------------------------------
       172,194                (232,443)                    (60,249)



  6.)Organization Costs
     Organization costs are being amortized on a straight-line basis over a five-year period that will end in February 2003.


  7.)Related party transactions
     The beneficial ownership, either directly of indirectly, of more that 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2002, Michael & Joanne Boyle held 32.20% of the Fund.


  8.)Loss Carryforwards
     At June 30, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,121,503, of which $1,339,398 expires in 2009 and $782,105 expires in 2010. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount which is offset, will not be distributed to shareholders.

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
Boyle Marathon Fund:

We have audited the accompanying statement of assets and liabilities of Boyle Marathon Fund, including the schedule of portfolio investments, as of June 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years and the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Boyle Marathon Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years and for the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 12, 2002

                             Additional Information
                                   (Unaudited)



The business affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Trustees and Officers and is available, without charge upon request, by calling toll free 1-888-88-BOYLE.


Interested Trustee

                                        Principal                  Other
                         Term of        Occupation(s)  Number of   Directorships
Name,       Position(s)  Office and     During the     Portfolios  Held by
Address,    Held With    Length of      Last 5         Overseen    Trustee or
Age         Trust        Time Served    Years          By Trustee  Officer
---         -----        -----------    -----          ----------  -------

Michael J.  Trustee,     Since 1997    Boyle               1        None
Boyle*      President                  Management
850 Powell                             and Research,
Street                                 Inc.
Suite 104                              Chairman and
San Francisco,                         CEO
CA 94108
Age: 54


Non-Interested Trustees

                                        Principal                  Other
                         Term of        Occupation(s)  Number of   Directorships
Name,       Position(s)  Office and     During the     Portfolios  Held by
Address,    Held With    Length of      Last 5         Overseen    Trustee or
Age         Trust        Time Served    Years          By Trustee  Officer
---         -----        -----------    -----          ----------  -------

James A.    Trustee      Since 1997    Private             1        None
Hughes, Jr.                            Investor
1111 Dorset
Drive
West Chester,
PA 19382
Age: 71

Edward J.   Trustee      Since 1997    Prudential          1        None
Loftus                                 Financial,
P.O. Box 836                           Inc., Manager
Clarks Summit, PA
18411
Age: 35


* Trustee considered an "interested person" as defined in section 2(A)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Investment Advisor.

--------------------------------------------------------------------------------

                                Board of Trustees
                           Michael J. Boyle, Chairman
                              James A. Hughes, Jr.
                                Edward J. Loftus

                               Investment Adviser
                       Boyle Management and Research, Inc.
                          850 Powell Street, Suite 104
                             San Francisco, CA 94108

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd., Suite C
                             Brecksville, Ohio 44141

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                             Cincinnati, Ohio 45263

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd.
                              Westlake, Ohio 44145




 This report is provided for the general information of the shareholders of the Boyle Marathon Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.